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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                DECEMBER 19, 2001



                                -----------------

                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                             0-25370                   48-1024367

(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)            Identification No.)



                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

        In its press release, dated December 19, 2001, the Registrant announced the completion of a private offering under Rule 144A of $100 million in principal amount of 11% Senior Subordinated Notes due 2008. The senior subordinated notes were issued at 99.5% of par. The securities offered will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Registrant intends to use the proceeds of the offering to repay approximately $30 million in term loans, repurchase approximately $34.7 million of its common stock from its former Chairman and Chief Executive Officer and for general corporate purposes.

        A copy of the press release is attached as Exhibit 99.1 to this Form
        8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not applicable.

        (b)      PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

        (c)      EXHIBITS

        99.1     Press release, dated December 19, 2001.


                                      -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RENT-A-CENTER, INC.




DATE:  December 19, 2001               BY: /s/  MITCHELL E. FADEL
                                          --------------------------------------
                                          Mitchell E. Fadel
                                          President



                                      -3-

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

 99.1          Press release, dated December 19, 2001.